Exhibit 4.4

COMMON STOCK	COMMON STOCK

NUMBER	SHARES

TH

PAR VALUE $0.05	SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA	CUSIP 88033G 10 0

TENET HEALTHCARE CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

Tenet Healthcare Corporation transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Gary Ruff		/s/ Trevor Fetter
GENERAL COUNSEL AND CORPORATE SECRETARY	[Seal]	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK MELLON
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

A copy of any statement of designations, preferences and relative, participating, optional or other special rights of any classes of stock or series thereof, and any qualifications, limitations or restrictions of such rights, will be furnished to any stock holder of the corporation upon request and without charge by writing to the principal office of Tenet Healthcare Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	. . . . . . . . Custodian . . . . . . . . (Cust) (Minor) under Uniform Gifts to Minors Act . . . . . . . . . . . . . . . . . . . . . . . . (State)
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common
			UNIF TRF MIN ACT	—	. . . . . . . Custodian (until age . . .) (Cust) . . . . . . . under Uniform Transfers (Minor) to Minors Act . . . . . . . . . . . . . . . . . (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.